Exhibit 10.2
EXECUTION VERSION
GUARANTEE AGREEMENT

made by
AVIS BUDGET GROUP, INC.
in favor of
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
Dated as of August 2, 2013

SCHEDULES
Schedule 1    Notice Addresses

GUARANTEE AGREEMENT
GUARANTEE AGREEMENT , dated as of August 2, 2013 (the “Effective Date”), made by AVIS BUDGET GROUP, INC. (the “Parent Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Second Amended and Restated Credit Agreement, dated as of August 2, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avis Budget Holdings, LLC, a Delaware limited liability company (“Holdings”), Avis Budget Car Rental, LLC, a Delaware limited liability company (the “Borrower”), the Parent Guarantor, the Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties hereto, the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), the Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Citicorp USA, Inc., Bank of America, N.A., Barclays Bank plc, Credit Agricole Corporate and Investment Bank, and The Royal Bank of Scotland plc, as Co-Documentation Agents.
W I T N E S S E T H:
WHEREAS, Holdings, the Borrower, the lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 3, 2011 (as heretofore amended, modified and supplemented and as in effect immediately prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, concurrently with the execution and delivery of this Agreement, Holdings, the Borrower, the lenders party thereto and the Administrative Agent are entering into the Credit Agreement in order to amend and restate the Existing Credit Agreement in its entirety;
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower and the Subsidiary Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower and each Subsidiary Borrower is a member of an affiliated group of companies that includes the Parent Guarantor;
WHEREAS, the Borrower, each Subsidiary Borrower and the other Guarantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, the parties hereto have agreed to enter into this Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and amend and restate the Existing Credit Agreement, and to continue to make their respective extensions of credit thereunder and certain other extensions of credit, the Parent Guarantor hereby agrees as follows:

Section 1.DEFINED TERMS
1.1    Definitions. (a)     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:
“Agreement”: this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Borrower Guarantor Obligations”: without duplicating any Borrower Obligations, all obligations and liabilities of the Borrower described in Section 2 of the Guarantee and Collateral Agreement.
“Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement and Specified Cash Management Agreements, any Affiliate of any Agent or Lender, in each case, at the time such agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents (including, without limitation, the Borrower Guarantor Obligations), any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, swap coupon or termination payments, fees or indemnities or reasonable out-of-pocket costs or expenses (including, without limitation, all reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements); provided that the “Borrower Obligations” shall exclude any Excluded Swap Obligations with respect to the Borrower.
“Borrower Termination Event”: as defined in Section 2.1(d).
“Collateralized”: secured by cash collateral arrangements and/or backstop letters of credit entered into on terms and in amounts reasonably satisfactory to the Administrative Agent and the relevant Issuing Lender.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to the Borrower or any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Obligations of the Borrower or such Guarantor, or the grant by the Borrower or such Guarantor of a security interest to secure, such Swap Obligation (or any Obligations in respect thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of the Borrower’s or such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Obligations of the Borrower or such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for the Borrower’s or such Guarantor’s failure to constitute an “eligible contract participant” at such time or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because the Borrower or such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the Obligations of the Borrower or such Guarantor become or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Obligations or security interest are or become illegal or unlawful.
“Guarantor Obligations”: with respect to any Guarantor, without duplicating any Subsidiary Borrower Obligations, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, any Specified Swap Agreement or any Specified Cash Management Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, repayment obligations, reimbursement obligations, fees, indemnities or reasonable out-of-pocket costs or expenses (including, without limitation, all reasonable, out-of-pocket fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document); provided that the “Guarantor Obligations” of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.
“Guarantors”: collectively, the Parent Guarantor and the “Guarantors” as defined in the Guarantee and Collateral Agreement.
“Obligations”: (i) in the case of the Borrower, the Borrower Obligations and the Borrower Guarantor Obligations, (ii) in the case of each Guarantor which is also a Subsidiary Borrower, its Subsidiary Borrower Obligations, and (iii) in the case of each Guarantor (whether or not a Subsidiary Borrower), its Guarantor Obligations; provided that, in each case, the “Obligations” of the Borrower or a Guarantor shall exclude any Excluded Swap Obligations with respect to the Borrower or such Guarantor.
“Parent Guarantor”: as defined in the preamble.
“Secured Parties”: the collective reference to the Administrative Agent, the Lenders and in the case, of any Specified Swap Agreement and Specified Cash Management Agreements, any affiliate of any Agent or Lender, in each case, at the time such agreement was entered into, to which Borrower Obligations, Subsidiary Borrower Obligations or Guarantor Obligations, as applicable, are owed.
“Subsidiary Borrower Obligations”: with respect to each Subsidiary Borrower, without duplicating any Guarantor Obligations, the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of such Subsidiary Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement and Specified Cash Management Agreements, any Affiliate of any Agent or

Lender, in each case, at the time such agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, swap coupon or termination payments, fees or indemnities or reasonable out-of-pocket costs or expenses (including, without limitation, all reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Subsidiary Borrower pursuant to the terms of any of the foregoing agreements).
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
1.2    Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2.    GUARANTEE
2.1    Guarantee. (c) The Parent Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and the Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations and the Subsidiary Borrower Obligations.
(d)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Parent Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Parent Guarantor under applicable federal and state laws relating to the insolvency of debtors.
(e)    The Parent Guarantor agrees that the Borrower Obligations and the Subsidiary Borrower Obligations, either solely or collectively, may at any time and from time to time exceed the amount of the liability of the Parent Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.
(f)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations (other than any unasserted contingent indemnification obligations and Obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements) and Subsidiary Borrower Obligations (other than any unasserted contingent indemnification obligations and Obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements) shall have been satisfied by payment in full, each Letter of Credit shall have terminated, expired or been Collateralized, and the Commitments shall have been terminated (all of the foregoing conditions together, the “Borrower

Termination Event”), notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations and Subsidiary Borrower Obligations.
(g)    No payment made by the Borrower, any of the Subsidiary Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Subsidiary Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations or the Subsidiary Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Parent Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Parent Guarantor in respect of the Borrower Obligations or the Subsidiary Borrower Obligations or any payment received or collected from the Parent Guarantor in respect of the Borrower Obligations or the Subsidiary Borrower Obligations), remain liable for the Borrower Obligations and the Subsidiary Borrower Obligations up to the maximum liability of the Parent Guarantor hereunder until the occurrence of the Borrower Termination Event.
2.2    No Subrogation. Notwithstanding any payment made by the Parent Guarantor hereunder or any set-off or application of funds of the Parent Guarantor by the Administrative Agent or any Lender, the Parent Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower, any Subsidiary Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations or the Subsidiary Borrower Obligations, nor shall the Parent Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower, any Subsidiary Borrower or any other Guarantor in respect of payments made by the Parent Guarantor hereunder, until the occurrence of the Borrower Termination Event. If any amount shall be paid to the Parent Guarantor on account of such subrogation rights at any time before the occurrence of the Borrower Termination Event, such amount shall be held by the Parent Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Parent Guarantor, and shall, forthwith upon receipt by the Parent Guarantor, be turned over to the Administrative Agent in the exact form received by the Parent Guarantor (duly indorsed by the Parent Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations and the Subsidiary Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
2.3    Amendments, etc. with respect to the Borrower Obligations and Subsidiary Borrower Obligations. The Parent Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Parent Guarantor and without notice to or further assent by the Parent Guarantor, any demand for payment of any of the Borrower Obligations or Subsidiary Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations and the Subsidiary Borrower Obligations continued, and the Borrower Obligations and the Subsidiary Borrower Obligations or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations or the Subsidiary Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or the Subsidiary Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.4    Guarantees Absolute and Unconditional. The Parent Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and Subsidiary Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations and Subsidiary Borrower Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower, the Subsidiary Borrowers and any of the other Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Parent Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower, the Subsidiary Borrowers or any of the Guarantors with respect to the Borrower Obligations and the Subsidiary Borrower Obligations. The Parent Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment (to the extent permitted by applicable law) without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or the Subsidiary Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any Subsidiary Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any Subsidiary Borrower or the Parent Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, of any Subsidiary Borrower for the Subsidiary Borrower Obligations or of the Parent Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Parent Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Subsidiary Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or the Subsidiary Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Subsidiary Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Subsidiary Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Parent Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Parent Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.5    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations or the Subsidiary Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Subsidiary Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, any Subsidiary Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.6    Payments. The Parent Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.
SECTION 3.    MISCELLANEOUS
3.1    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.
3.2    Notices. All notices, requests and demands to or upon the Administrative Agent or the Parent Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon the Parent Guarantor shall be addressed to the Parent Guarantor at its notice address set forth on Schedule 1.
3.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or under any other Loan Document or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
3.4    Enforcement Expenses; Indemnification. (a) The Parent Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in collecting against the Parent Guarantor under the guarantee contained in Section 2, or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which the Parent Guarantor is a party, in each case, in accordance with Section 10.5 of the Credit Agreement.
(b)    The Parent Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, the Guarantee and Collateral Agreement or any other Loan Document and, to the extent applicable, in a manner consistent with Section 2.19 of the Credit Agreement.
(c)    The Parent Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or any other Loan Document to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.
(d)    The agreements in this Section 3.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
3.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Parent Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided that the Parent Guarantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
3.6    Set-Off. The Parent Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to the Parent Guarantor, any such notice being expressly waived by the Parent Guarantor, to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings, the Borrower or any Subsidiary Borrower under any Loan Document (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Parent Guarantor. The Administrative Agent and each Lender shall notify the Parent Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 3.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.
3.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
3.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
3.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
3.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Parent Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative

Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
3.11    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
3.12    Submission To Jurisdiction; Waivers. Each of the Agents, Lenders and the Parent Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Parent Guarantor at its address referred to in Section 3.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
3.13    Releases. (a) At such time as the Obligations (other than any unasserted contingent indemnification obligations, and Obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements) shall have been paid in full, the Commitments have been terminated and the Letters of Credit shall have terminated, expired or been Collateralized, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Parent Guarantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of the Parent Guarantor following any such termination, the Administrative Agent shall promptly deliver to the Parent Guarantor such documents as the Parent Guarantor shall reasonably request to evidence such termination.
3.14    WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
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IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

AVIS BUDGET GROUP, INC.

By: /s/ Rochelle M. Tarlowe____________
Name: Rochelle M. Tarlowe
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Gene Riego de Dios________
Name: Gene Riego de Dios
Title: Vice President